UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07870

                          Pioneer Real Estate Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2019 through June 30, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                  Pioneer Real
                                  Estate Shares

--------------------------------------------------------------------------------
                                  Semiannual Report | June 30, 2019
--------------------------------------------------------------------------------

                                  Ticker Symbols:

                                  Class A   PWREX
                                  Class C   PCREX
                                  Class Y   PYREX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         19

Notes to Financial Statements                                                26

Trustees, Officers and Service Providers                                     34

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Real Estate Shares | Semiannual Report | 6/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
June 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/19 3

Portfolio Management Discussion | 6/30/19

In the following interview, Raymond Haddad discusses the market environment for real estate investment trusts (REITs) and other real estate-related investments, and the factors that influenced the performance of the Pioneer Real Estate Shares (the Fund) during the six-month period ended June 30, 2019. Mr. Haddad, a vice president and portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Fund.

Q     How did the Fund perform during the six-month period ended June 30, 2019?

A Pioneer Real Estate Shares Class A shares returned 18.72% at net asset value during the six-month period ended June 30, 2019, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index (the MSCI Index)1, returned 17.77%. During the same six-month period, the average return of the 267 mutual funds in Morningstar's Real Estate Funds Category was 18.33%.

Q How would you describe the market environment for REIT investors during the six-month period ended June 30, 2019?

A The six-month reporting period was a very rewarding time to be invested in equities, as investors applauded the prospects of easier monetary policy from the U.S. Federal Reserve (the Fed) and optimism about at least some resolution to the U.S.-China trade dispute. The U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), returned more than 18.5% for the six-month period, representing the S&P 500's best first- half performance in a calendar year since 1997.


1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non- infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Real Estate Shares | Semiannual Report | 6/30/19

      After implementing four interest-rate hikes in 2018, the Fed became increasingly dovish in its outlook and put further rate increases on hold amidst growing global and domestic economic uncertainty during the first half of 2019. At its June 2019 meeting, just before period-end, the Fed declined to cut its benchmark rate, but left the door open for such a move at a future meeting date. The Fed's June commentary also noted that U.S. economic growth had slowed from "solid" to "moderate," and that it would reduce interest rates if market conditions warranted. As a result, the bellwether 10-year U.S. Treasury yield fell to historically low levels.

      While the Fed's shift in tone with regard to interest rates contributed to rising equity prices during the period, the rally was not without heightened market volatility. In May, investor optimism briefly faded when U.S.-China trade talks hit an impasse and both countries imposed a new round of tariffs. In addition, the Trump administration threatened to place tariffs on Mexican goods unless that country stepped up its efforts to curb the flow of illegal immigrants into the United States. As a result, prices of equities and other riskier asset prices tumbled that month. Both issues cooled down in June, however, when the Mexican government quickly responded to the U.S. tariff threat by agreeing to intensify its efforts with regard to slowing migrant traffic heading north, and the U.S. and China agreed to suspend new tariffs and resume trade negotiations. Those actions spurred a strong June rebound in the equity market, as the S&P 500 returned more than 7% for the final month of the six-month period.

      The positive developments in the trade environment, combined with rising investor expectations for interest-rate cuts by the Fed as early as the summer of 2019, contributed to a hospitable environment for real estate investment trusts (REITs), which finished the six-month period with a strong 17.77% return.

Q Which strategies or investments aided the Fund's benchmark-relative performance during the six-month period ended June 30, 2019?

A For the six-month reporting period, the Fund outperformed the MSCI Index, with strong absolute and benchmark-relative performance driven by positive sector allocation and stock selection results. With the U.S. economy in its late-cycle phase, we continued to focus on investments in the higher-quality, growth-oriented subsectors of the REIT market, where we believe long-term secular drivers of growth have justified the relatively higher stock valuations in those areas. The secular themes included e-Commerce (warehouses) and apartment REITs, sectors that benefited from favorable supply/demand dynamics during the six-month period and contributed positively to the Fund's benchmark-relative results.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/19 5

      Within the apartment subsector, however, we changed the portfolio's emphasis from German housing to U.S.-manufactured housing rentals. As part of the strategy, we reduced the Fund's overweight exposures to the Deutsche Wohnen and Vonovia REITs toward the end of the period, given efforts by politicians in Germany to draft legislation that would limit rent increases. Prior to that development, the two companies had been benefiting from a loosening of rent-control policies aimed at stimulating increased housing construction in a German housing market starved for new supply. The proposed law had not yet been passed by the close of the six-month period; however, given the uncertainty, we still decided to reduce the size of the Fund's positions in the two stocks.

      We reinvested the proceeds in the manufactured housing rental market, where we found better value compared to the more widely followed apartment REIT sector. The manufactured housing rental market leases land to renters who then buy relatively inexpensive prefabricated homes to build on the land. Positions in Sun Communities and Equity Lifestyle, which performed very well for the period and benefited the Fund's benchmark-relative performance, exemplify our strategy in the subsector.

      Another strategy that contributed positively to the Fund's benchmark-relative results during the period was our decision to avoid exposure to lodging REITs. The lodging sector underperformed the market for the period due to oversupply, which led to weak pricing and more tepid growth prospects in the hotel sector.

      Lastly, we continued to minimize the Fund's exposure to retail REITs. We have been cautious about the retail subsector for some time, due to our concerns that sales at traditional "brick and mortar" retail stores were being eclipsed by e-Commerce. Shrinking mall traffic has led to downsizing and bankruptcies of some high-profile retailers, thus limiting the pricing power of landlords as well as the occupancy levels of the properties.

Q Which strategies or investments detracted from the Fund's benchmark-relative performance during the six-month period ended June 30, 2019?

A From a sector allocation perspective, data centers performed well during the reporting period. However, our decision to reduce the portfolio's weighting in the sector worked against us and detracted from the Fund's benchmark-relative returns. We were concerned that the leasing activities of

6 Pioneer Real Estate Shares | Semiannual Report | 6/30/19 hyper-scale tech companies would hurt the data-center REIT group in 2019, after the sector's very strong performance in 2018. Accordingly, we sold the Fund's position in Digital Realty, while maintaining an overweight position in Equinix.

      With regard to individual detractors, the Fund's underweight position in Welltower, a REIT that invests in senior housing, assisted living, and memory-care communities, was a drag on benchmark-relative returns. The stock actually performed very well during the period, but as part of our broader strategy within the health care subsector, we have been underweighting the portfolio to senior housing communities such as Welltower because of oversupply issues relative to demand. While we believe aging demographics make senior housing communities an attractive secular theme over the longer term, we are waiting for the supply overhang to dissipate, and for demand/supply dynamics to come into balance.

      Additionally, the portfolio's lack of exposure to Ventas, a REIT specializing in health care facilities, also weighed on the Fund's benchmark-relative returns, as Ventas outperformed the broader U.S. real estate market during the six-month period.

Q Did you invest in any derivative securities during the six-month period ended June 30, 2019?

A     No, the Fund held no derivative investments during the period.

Q     What is your outlook for REITs for the balance of 2019?

A At the close of the six-month period ended June 30, 2019, the current economic expansion -- which began in the wake of the 2008/2009 financial crisis and the ensuing recession -- became the longest in U.S. history. That said, we continue to have a constructive view on stocks and real estate- related investments, especially given other investment alternatives such as fixed-income securities. We also believe the current business cycle has room to run, given the Fed's pivot away from interest-rate hikes and toward monetary easing. In addition, inflation has remained tame, business and consumer confidence have remained stable, and companies seem committed to investing in capital projects.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/19 7

Please refer to the Schedule of Investments on pages 16-18 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Real Estate Shares | Semiannual Report | 6/30/19

Portfolio Summary | 6/30/19

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Residential REITs                                                          21.3%
Industrial REITs                                                           20.4%
Specialized REITs                                                          18.3%
Health Care REITs                                                           9.7%
Retail REITs                                                                8.9%
Diversified REITs                                                           8.8%
Office REITs                                                                7.1%
Building Products                                                           2.1%
Home Furnishing                                                             1.1%
Environmental & Facilities Services                                         0.7%
Health Care Technology                                                      0.6%
Constructrion Materials                                                     0.6%
Casinos & Gaming                                                            0.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Prologis, Inc.                                                         7.07%
--------------------------------------------------------------------------------
 2. Equinix, Inc.                                                          6.94
--------------------------------------------------------------------------------
 3. Extra Space Storage, Inc.                                              4.63
--------------------------------------------------------------------------------
 4. Sun Communities, Inc.                                                  4.06
--------------------------------------------------------------------------------
 5. Equity LifeStyle Properties, Inc.                                      3.63
--------------------------------------------------------------------------------
 6. Realty Income Corp.                                                    3.48
--------------------------------------------------------------------------------
 7. HCP, Inc.                                                              3.24
--------------------------------------------------------------------------------
 8. AvalonBay Communities, Inc.                                            3.07
--------------------------------------------------------------------------------
 9. Americold Realty Trust                                                 2.77
--------------------------------------------------------------------------------
10. Camden Property Trust                                                  2.68
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/19 9

Prices and Distributions | 6/30/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                      6/30/19                 12/31/18
--------------------------------------------------------------------------------
            A                         $16.38                  $13.97
--------------------------------------------------------------------------------
            C                         $15.80                  $13.49
--------------------------------------------------------------------------------
            Y                         $16.33                  $13.93
--------------------------------------------------------------------------------

Distributions per Share: 1/1/19-6/30/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                         Investment          Short-Term          Long-Term
          Class           Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
            A             $0.2000               $ --                $ --
--------------------------------------------------------------------------------
            C             $0.1500               $ --                $ --
--------------------------------------------------------------------------------
            Y             $0.2300               $ --                $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.

10 Pioneer Real Estate Shares | Semiannual Report | 6/30/19

Performance Update | 6/30/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Real Estate Shares at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2019)
------------------------------------------------------
                  Net          Public         MSCI
                  Asset        Offering       U.S.
                  Value        Price          REIT
Period            (NAV)        (POP)          Index
------------------------------------------------------
10 years          14.37%       13.69%         15.55%
5 years            6.75         5.50           7.81
1 year             9.93         3.61          11.06
------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2019)
------------------------------------------------------
Gross
------------------------------------------------------
1.68%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Real        MSCI U.S. REIT
                 Estate Fund         Index
6/09             $ 9,425             $10,000
6/10             $14,555             $15,523
6/11             $19,230             $20,815
6/12             $21,487             $23,561
6/13             $23,160             $25,688
6/14             $26,027             $29,125
6/15             $27,175             $30,270
6/16             $33,193             $37,564
6/17             $32,244             $36,880
6/18             $32,828             $38,197
6/19             $36,086             $42,423

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective January 1, 2018, Amundi Pioneer became directly responsible for the day-to-day management of the Fund. The performance shown for periods prior to January 1, 2018, reflects the investment strategies employed during those periods.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/19 11

Performance Update | 6/30/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Real Estate Shares during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2019)
------------------------------------------------------
                                               MSCI
                                               U.S.
                   If           If             REIT
Period             Held         Redeemed       Index
------------------------------------------------------
10 years           13.44%       13.44%         15.55%
5 years             5.93         5.93           7.81
1 year              9.16         9.16          11.06
------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2019)
------------------------------------------------------
Gross
------------------------------------------------------
2.35%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Real        MSCI U.S. REIT
                 Estate Fund         Index
6/09             $10,000             $10,000
6/10             $15,307             $15,523
6/11             $20,047             $20,815
6/12             $22,215             $23,561
6/13             $23,741             $25,688
6/14             $26,450             $29,125
6/15             $27,386             $30,270
6/16             $33,175             $37,564
6/17             $31,970             $36,880
6/18             $32,321             $38,197
6/19             $35,282             $42,423

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1.00% contingent deferred sales charge (CDSC). If you paid a 1.00% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective January 1, 2018, Amundi Pioneer became directly responsible for the day-to-day management of the Fund. The performance shown for periods prior to January 1, 2018, reflects the investment strategies employed during those periods.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Real Estate Shares | Semiannual Report | 6/30/19

Performance Update | 6/30/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Real Estate Shares during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2019)
------------------------------------------------------
                   Net                MSCI
                   Asset              U.S.
                   Value              REIT
Period             (NAV)              Index
------------------------------------------------------
10 years           14.90%             15.55%
5 years             7.16               7.81
1 year             10.35              11.06
------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2019)
------------------------------------------------------
Gross
------------------------------------------------------
1.23%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Real        MSCI U.S. REIT
                 Estate Fund         Index
6/09             $ 5,000,000         $ 5,000,000
6/10             $ 7,773,096         $ 7,761,575
6/11             $10,328,228         $10,407,296
6/12             $11,606,187         $11,780,310
6/13             $12,571,537         $12,843,905
6/14             $14,193,680         $14,562,283
6/15             $14,880,419         $15,134,871
6/16             $18,241,713         $18,782,185
6/17             $17,775,622         $18,440,169
6/18             $18,174,914         $19,098,429
6/19             $20,056,199         $21,211,543

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective January 1, 2018, Amundi Pioneer became directly responsible for the day-to-day management of the Fund. The performance shown for periods prior to January 1, 2018, reflects the investment strategies employed during those periods.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/19 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on actual returns from January 1, 2019, through June 30, 2019.

--------------------------------------------------------------------------------
Share Class                         A                 C                 Y
--------------------------------------------------------------------------------
Beginning Account               $1,000.00         $1,000.00         $1,000.00
Value on 1/1/19
--------------------------------------------------------------------------------
Ending Account                  $1,187.20         $1,182.70         $1,189.20
Value on 6/30/19
--------------------------------------------------------------------------------
Expenses Paid                       $9.00            $12.99             $6.51
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.66%, 2.40%, and 1.20% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer Real Estate Shares | Semiannual Report | 6/30/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2019, through June 30, 2019.

--------------------------------------------------------------------------------
Share Class                         A                 C                 Y
--------------------------------------------------------------------------------
Beginning Account               $1,000.00         $1,000.00         $1,000.00
Value on 1/1/19
--------------------------------------------------------------------------------
Ending Account                  $1,016.56         $1,012.89         $1,018.84
Value on 6/30/19
--------------------------------------------------------------------------------
Expenses Paid                       $8.30            $11.98             $6.01
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.66%, 2.40%, and 1.20% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/19 15

Schedule of Investments | 6/30/19 (unaudited)

------------------------------------------------------------------------------------------------
Shares                                                                               Value
------------------------------------------------------------------------------------------------
                 UNAFFILIATED ISSUERS -- 99.0%
                 COMMON STOCKS -- 99.0% of Net Assets
                 Building Products -- 2.1%
   13,600        AAON, Inc.                                                          $   682,448
   18,896        Advanced Drainage Systems, Inc.                                         619,600
    5,046        Allegion PLC                                                            557,835
                                                                                     -----------
                 Total Building Products                                             $ 1,859,883
------------------------------------------------------------------------------------------------
                 Commercial Services & Supplies -- 0.7%
    6,588        Waste Connections, Inc.                                             $   629,681
                                                                                     -----------
                 Total Commercial Services & Supplies                                $   629,681
------------------------------------------------------------------------------------------------
                 Construction Materials -- 0.6%
    3,631        Vulcan Materials Co.                                                $   498,573
                                                                                     -----------
                 Total Construction Materials                                        $   498,573
------------------------------------------------------------------------------------------------
                 Equity Real Estate Investment Trusts (REITs) -- 92.8%
   25,802        Agree Realty Corp.                                                  $ 1,652,618
   12,459        Alexandria Real Estate Equities, Inc.                                 1,757,840
   15,115        American Assets Trust, Inc.                                             712,219
   25,410        American Homes 4 Rent                                                   617,717
    6,752        American Tower Corp.                                                  1,380,446
   74,737        Americold Realty Trust                                                2,422,974
   13,244        AvalonBay Communities, Inc.                                           2,690,916
   22,452        Camden Property Trust                                                 2,343,764
   54,862        CareTrust Real Estate Investment Trust, Inc.                          1,304,618
   35,935        Community Healthcare Trust, Inc.                                      1,416,198
   22,549        CoreCivic, Inc.                                                         468,117
   12,575        CorEnergy Infrastructure Trust, Inc.                                    498,725
   34,080        Cousins Properties, Inc.                                              1,232,674
   68,599        CubeSmart                                                             2,293,951
   50,088        Douglas Emmett, Inc.                                                  1,995,506
   17,502        EastGroup Properties, Inc.                                            2,029,882
   12,063        Equinix, Inc.                                                         6,083,250
   26,240        Equity LifeStyle Properties, Inc.                                     3,183,962
   32,548        Essential Properties Realty Trust, Inc.                                 652,262
   38,220        Extra Space Storage, Inc.                                             4,055,142
    9,724        Granite Real Estate Investment Trust                                    448,108
   55,684        Hannon Armstrong Sustainable Infrastructure Capital, Inc.             1,569,175
   88,755        HCP, Inc.                                                             2,838,385
   10,237        Innovative Industrial Properties, Inc.                                1,264,884
   52,009        Invitation Homes, Inc.                                                1,390,201
   16,367        Liberty Property Trust                                                  819,005
   26,676        Mack-Cali Realty Corp.                                                  621,284
   38,240        Medical Properties Trust, Inc.                                          666,906
   11,794        Mid-America Apartment Communities, Inc.                               1,388,861

The accompanying notes are an integral part of these financial statements.

16 Pioneer Real Estate Shares | Semiannual Report | 6/30/19

------------------------------------------------------------------------------------------------

Shares                                                                               Value
------------------------------------------------------------------------------------------------
                 Equity Real Estate Investment Trusts (REITs) -- (continued)
   47,177        NexPoint Residential Trust, Inc.                                    $ 1,953,128
   35,685        NorthStar Realty Europe Corp.                                           586,305
   28,200        Outfront Media, Inc.                                                    727,278
   77,318        Prologis, Inc.                                                        6,193,172
    8,240        PS Business Parks, Inc.                                               1,388,687
   44,218        Realty Income Corp.                                                   3,049,715
   17,401        Retail Value, Inc.                                                      605,555
   48,960        Rexford Industrial Realty, Inc.                                       1,976,515
   12,158        Simon Property Group, Inc.                                            1,942,362
   12,084        Spirit Realty Capital, Inc.                                             515,503
   44,804        STORE Capital Corp.                                                   1,487,045
   27,737        Sun Communities, Inc.                                                 3,555,606
   40,163        Terreno Realty Corp.                                                  1,969,593
   34,250        UDR, Inc.                                                             1,537,483
    9,083        Universal Health Realty Income Trust                                    771,419
   24,337        VICI Properties, Inc.                                                   536,387
   18,523        Welltower, Inc.                                                       1,510,180
   24,308        WP Carey, Inc.                                                        1,973,323
                                                                                     -----------
                 Total Equity Real Estate Investment Trusts (REITs)                  $82,078,846
------------------------------------------------------------------------------------------------
                 Hotels, Restaurants & Leisure -- 0.4%
    8,285(a)     Eldorado Resorts, Inc.                                              $   381,690
                                                                                     -----------
                 Total Hotels, Restaurants & Leisure                                 $   381,690
------------------------------------------------------------------------------------------------
                 Household Durables -- 1.1%
    6,531(a)     Mohawk Industries, Inc.                                             $   963,127
                                                                                     -----------
                 Total Household Durables                                            $   963,127
------------------------------------------------------------------------------------------------
                 Real Estate Management & Development -- 1.3%
   23,203        TLG Immobilien AG                                                   $   679,690
   10,538        Vonovia SE                                                              503,497
                                                                                     -----------
                 Total Real Estate Management & Development                          $ 1,183,187
------------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCKS
                 (Cost $67,370,204)                                                  $87,594,987
------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.0%
                 (Cost $67,370,204)                                                  $87,594,987
------------------------------------------------------------------------------------------------
                 OTHER ASSETS AND LIABILITIES -- 1.0%                                $   888,830
------------------------------------------------------------------------------------------------
                 NET ASSETS -- 100.0%                                                $88,483,817
================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/19 17

REIT    Real Estate Investment Trust.

(a)     Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2019, aggregated $48,100,401 and $54,748,229, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2019, the Fund did not engage in cross trade activity.

At June 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $68,450,719 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                                $20,489,748
         Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                                 (1,345,480)
                                                                                    -----------
         Net unrealized appreciation                                                $19,144,268
                                                                                    ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2019, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------
                                       Level 1         Level 2     Level 3     Total
--------------------------------------------------------------------------------------------
Common Stocks                          $87,594,987     $ --        $ --        $87,594,987
--------------------------------------------------------------------------------------------
Total Investments in Securities        $87,594,987     $ --        $ --        $87,594,987
============================================================================================

During the six months ended June 30, 2019, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

18 Pioneer Real Estate Shares | Semiannual Report | 6/30/19

Statement of Assets and Liabilities | 6/30/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $67,370,204)           $87,594,987
  Cash                                                                           797,785
  Receivables --
     Fund shares sold                                                             20,240
     Dividends                                                                   305,995
  Other assets                                                                    46,226
----------------------------------------------------------------------------------------
       Total assets                                                          $88,765,233
========================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                                 $   179,295
     Administrative fees                                                          16,270
     Professional fees                                                            16,156
     Transfer agent fees                                                          40,508
     Printing expense                                                             11,186
  Due to affiliates                                                               13,234
  Accrued expenses                                                                 4,767
----------------------------------------------------------------------------------------
       Total liabilities                                                     $   281,416
========================================================================================
NET ASSETS:
  Paid-in capital                                                            $61,453,218
  Distributable earnings                                                      27,030,599
----------------------------------------------------------------------------------------
       Net assets                                                            $88,483,817
========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $76,739,903/4,684,943 shares)                            $     16.38
  Class C (based on $5,400,635/341,767 shares)                               $     15.80
  Class Y (based on $6,343,279/388,364 shares)                               $     16.33
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $16.38 net asset value per share/
     100%-5.75% maximum sales charge)                                        $     17.38
========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/19 19

Statement of Operations (unaudited)

For The Six Months Ended 6/30/19

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $4,146)                                                 $1,474,616
  Interest from unaffiliated issuers                                       3,103
----------------------------------------------------------------------------------------------------
       Total investment income                                                          $ 1,477,719
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $  345,859
  Administrative expense                                                  40,230
  Transfer agent fees
     Class A                                                              92,956
     Class C                                                               5,376
     Class Y                                                               3,402
  Distribution fees
     Class A                                                              93,363
     Class C                                                              26,071
  Shareowner communications expense                                       25,372
  Custodian fees                                                           6,032
  Registration fees                                                       33,607
  Professional fees                                                       25,372
  Printing expense                                                         7,029
  Trustees' fees                                                           3,339
  Miscellaneous                                                           13,192
----------------------------------------------------------------------------------------------------
     Total expenses                                                                     $   721,200
----------------------------------------------------------------------------------------------------
       Net investment income                                                            $   756,519
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                              $8,832,261
     Other assets and liabilities denominated in
       foreign currencies                                                 (6,578)       $ 8,825,683
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                              $5,013,959
     Other assets and liabilities denominated in
       foreign currencies                                                     20        $ 5,013,979
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                $13,839,662
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $14,596,181
====================================================================================================

The accompanying notes are an integral part of these financial statements.

20 Pioneer Real Estate Shares | Semiannual Report | 6/30/19

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended                 Year
                                                                     6/30/19               Ended
                                                                     (unaudited)           12/31/18
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                         $     756,519         $  1,404,365
Net realized gain (loss) on investments                                  8,825,683           30,049,993
Change in net unrealized appreciation (depreciation)
  on investments                                                         5,013,979          (38,885,454)
--------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                               $  14,596,181         $ (7,431,096)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.20 and $9.38 per share, respectively)               $    (950,004)        $(30,625,493)
     Class C ($0.15 and $9.25 per share, respectively)                     (51,391)          (2,206,335)
     Class Y ($0.23 and $9.49 per share, respectively)                     (91,860)          (3,558,765)
Tax return of capital:
     Class A ($-- and $0.02 per share, respectively)                            --              (67,506)
     Class C ($-- and $0.02 per share, respectively)                            --               (6,424)
     Class Y ($-- and $0.02 per share, respectively)                            --               11,061)
--------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $  (1,093,255)        $(36,475,584)
--------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                    $   5,603,691         $ 12,073,703
Reinvestment of distributions                                            1,064,780           35,675,205
Cost of shares repurchased                                             (11,547,455)         (37,308,168)
--------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       Fund share transactions                                       $  (4,878,984)        $ 10,440,740
--------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                           $   8,623,942         $(33,465,940)
--------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                  $  79,859,875         $113,325,815
--------------------------------------------------------------------------------------------------------
End of period                                                        $  88,483,817         $ 79,859,875
========================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/19 21

---------------------------------------------------------------------------------------------------------
                                        Six Months       Six Months
                                        Ended            Ended
                                        6/30/19          6/30/19           Year Ended      Year Ended
                                        Shares           Amount            12/31/18        12/31/18
                                        (unaudited)      (unaudited)       Shares          Amount
---------------------------------------------------------------------------------------------------------
Class A
Shares sold                              142,244         $ 2,262,646         312,405       $  7,117,373
Reinvestment of distributions             57,750             923,950       1,939,930         29,964,335
Less shares repurchased                 (441,196)         (6,962,511)       (810,900)       (17,128,870)
---------------------------------------------------------------------------------------------------------
     Net increase (decrease)            (241,202)        $(3,775,915)      1,441,435       $ 19,952,838
=========================================================================================================
Class C
Shares sold                               49,148         $   728,074          48,101       $  1,046,420
Reinvestment of distributions              3,310              50,816         145,927          2,180,034
Less shares repurchased                  (65,555)           (975,039)       (268,741)        (6,086,291)
---------------------------------------------------------------------------------------------------------
     Net decrease                        (13,097)        $  (196,149)        (74,713)      $ (2,859,837)
=========================================================================================================
Class Y
Shares sold                              163,549         $ 2,612,971         168,384       $  3,909,910
Reinvestment of distributions              5,618              90,014         225,358          3,530,836
Less shares repurchased                 (229,099)         (3,609,905)       (649,899)       (14,093,007)
---------------------------------------------------------------------------------------------------------
     Net decrease                        (59,932)        $  (906,920)       (256,157)      $ (6,652,261)
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Real Estate Shares | Semiannual Report | 6/30/19

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended       Year       Year       Year       Year        Year
                                                                  6/30/19     Ended      Ended      Ended      Ended       Ended
                                                                  (unaudited) 12/31/18   12/31/17   12/31/16*  12/31/15*   12/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $ 13.97     $ 24.59    $ 25.79    $ 26.83    $  29.58    $  24.56
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $  0.14(a)  $ 0.30(a)  $  0.33(a) $  0.30(a) $   0.31(a) $   0.30
  Net realized and unrealized gain (loss) on investments             2.47       (1.52)      0.48       1.26        0.85        6.86
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  2.61     $ (1.22)   $  0.81    $  1.56    $   1.16    $   7.16
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $ (0.20)    $ (0.28)   $ (0.33)   $ (0.29)   $  (0.31)   $  (0.29)
  Net realized gain                                                    --      (9.10)      (1.68)     (2.31)      (3.60)      (1.85)
  Tax return of capital                                                --      (0.02)         --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $ (0.20)    $ (9.40)   $ (2.01)   $ (2.60)   $  (3.91)   $  (2.14)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  2.41     $ (10.62)  $ (1.20)   $ (1.04)   $  (2.75)   $   5.02
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 16.38     $ 13.97    $ 24.59    $ 25.79    $  26.83    $  29.58
====================================================================================================================================
Total return (b)                                                    18.72%(c)    (7.55)%    3.20%      6.10%       4.27%      29.63%
Ratio of net expenses to average net assets                          1.66%(d)     1.68%     1.48%      1.41%       1.41%       1.47%
Ratio of net investment income (loss) to average net assets          1.77%(d)     1.35%     1.29%      1.09%       1.06%       1.09%
Portfolio turnover rate                                                56%(c)      155%        8%        15%         22%         22%
Net assets, end of period (in thousands)                          $76,740     $68,829    $85,681    $98,007    $100,842    $107,116
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/19 23

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended       Year       Year       Year       Year        Year
                                                                  6/30/19     Ended      Ended      Ended      Ended       Ended
                                                                  (unaudited) 12/31/18   12/31/17   12/31/16*  12/31/15*   12/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $13.49      $ 24.09    $ 25.30    $ 26.38    $ 29.15     $ 24.24
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $ 0.08(a)   $  0.19(a) $  0.13(a) $  0.08(a) $  0.06(a)  $  0.06
  Net realized and unrealized gain (loss) on investments            2.38        (1.52)      0.48       1.23       0.84        6.76
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $ 2.46      $ (1.33)   $  0.61    $  1.31    $  0.90     $  6.82
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $(0.15)     $ (0.15)   $ (0.14)   $ (0.08)   $ (0.07)    $ (0.12)
  Net realized gain                                                   --        (9.10)     (1.68)     (2.31)     (3.60)      (1.79)
  Tax return of capital                                               --        (0.02)        --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $(0.15)     $ (9.27)   $ (1.82)   $ (2.39)   $ (3.67)    $ (1.91)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ 2.31      $(10.60)   $ (1.21)   $ (1.08)   $ (2.77)    $  4.91
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $15.80      $ 13.49    $ 24.09    $ 25.30    $ 26.38     $ 29.15
====================================================================================================================================
Total return (b)                                                   18.27%(c)    (8.17)%     2.46%      5.22%      3.39%      28.50%
Ratio of net expenses to average net assets                         2.40%(d)     2.35%      2.23%      2.22%      2.24%       2.35%
Ratio of net investment income (loss) to average net assets         1.03%(d)     0.83%      0.50%      0.29%      0.21%       0.20%
Portfolio turnover rate                                               56%(c)      155%         8%        15%        22%         22%
Net assets, end of period (in thousands)                          $5,401      $ 4,788    $10,347    $13,317    $12,540     $13,435
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Real Estate Shares | Semiannual Report | 6/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended       Year       Year       Year       Year        Year
                                                                  6/30/19     Ended      Ended      Ended      Ended       Ended
                                                                  (unaudited) 12/31/18   12/31/17   12/31/16*  12/31/15*   12/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $13.93      $ 24.55    $ 25.76    $ 26.79    $ 29.54     $ 24.52
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $ 0.17(a)   $  0.50(a) $  0.39(a) $  0.37(a) $  0.42(a)  $  0.43
  Net realized and unrealized gain (loss) on investments            2.46        (1.61)      0.50       1.29       0.84        6.85
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $ 2.63      $ (1.11)   $  0.89    $  1.66    $  1.26     $  7.28
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $(0.23)     $ (0.39)   $ (0.42)   $ (0.38)   $ (0.41)    $ (0.41)
  Net realized gain                                                   --        (9.10)     (1.68)     (2.31)     (3.60)      (1.85)
  Tax return of capital                                               --        (0.02)        --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $(0.23)     $ (9.51)   $ (2.10)   $ (2.69)   $ (4.01)    $ (2.26)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ 2.40      $(10.62)   $ (1.21)   $ (1.03)   $ (2.75)    $  5.02
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $16.33      $ 13.93    $ 24.55    $ 25.76    $ 26.79     $ 29.54
====================================================================================================================================
Total return (b)                                                   18.92%(c)    (7.11)%     3.54%      6.47%      4.65%      30.22%
Ratio of net expenses to average net assets                         1.20%(d)     1.23%      1.12%      1.07%      1.02%       1.03%
Ratio of net investment income (loss) to average net assets         2.14%(d)     2.20%      1.50%      1.34%      1.43%       1.54%
Portfolio turnover rate                                               56%(c)      155%         8%        15%        22%         22%
Net assets, end of period (in thousands)                          $6,343      $ 6,243    $17,298    $33,655    $48,644     $50,520
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/19 25

Notes to Financial Statements | 6/30/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K and Class R had not commenced operations as of June 30, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

26 Pioneer Real Estate Shares | Semiannual Report | 6/30/19 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/19 27 determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At June 30, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

28 Pioneer Real Estate Shares | Semiannual Report | 6/30/19

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts ("REITs"), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $ 1,408,117
      Long-term capital gain                                         34,982,476
      Tax return of capital                                              84,991
      --------------------------------------------------------------------------
          Total                                                     $36,475,584
      ==========================================================================

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/19 29

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Net unrealized appreciation                                   $14,130,264
      Current year late year loss                                      (602,591)
      --------------------------------------------------------------------------
          Total                                                     $13,527,673
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the adjustments relating to PFICs.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $3,328 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

30 Pioneer Real Estate Shares | Semiannual Report | 6/30/19

      Because the Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults of their borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/19 31

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets up to $1 billion and 0.75% of the fund's average daily net assets over $1 billion. For the six months ended June 30, 2019, the effective management fee was equivalent to 0.80% (annualized) of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,892 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended June 30, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $22,980
Class C                                                                   2,382
Class Y                                                                      10
--------------------------------------------------------------------------------
 Total                                                                  $25,372
================================================================================

32 Pioneer Real Estate Shares | Semiannual Report | 6/30/19

4. Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,342 in distribution fees payable to the Distributor at June 30, 2019.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended June 30, 2019, CDSCs in the amount of $288 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participated in a facility that is in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date,
(b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2019, the Fund had no borrowings under the credit facility.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/19 33

Trustees, Officers and Service Providers

Trustees                         Officers
Thomas J. Perna, Chairman        Lisa M. Jones, President and
David R. Bock                      Chief Executive Officer
Diane Durnin                     Mark E. Bradley, Treasurer and
Benjamin M. Friedman               Chief Financial and
Margaret B.W. Graham               Accounting Officer
Lisa M. Jones                    Christopher J. Kelley, Secretary and
Lorraine H. Monchak                Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

34 Pioneer Real Estate Shares | Semiannual Report | 6/30/19

                          This page is for your notes.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/19 35

                          This page is for your notes.

36 Pioneer Real Estate Shares | Semiannual Report | 6/30/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19407-14-0819






ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Real Estate Shares


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2019

* Print the name and title of each signing officer under his or her signature.